UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 6, 2026
Date of Report (date of earliest event reported)
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Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-41862 (Commission File Number)	98-1153847 (I.R.S. Employer Identification Number)
Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke, Bermuda HM 08
(Address of principal executive offices and zip code)
(441) 405-5200
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.                                Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On August 6, 2026, Hamilton Insurance Group, Ltd. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2026 and the availability of its corresponding supplementary financial information. Copies of this press release and the supplementary financial information are furnished as Exhibits 99.1 and 99.2, respectively, to this report. In addition, a copy of our investor presentation which may be referred to during our earnings call is furnished as Exhibit 99.3.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 6, 2026, the Company entered into the First Amendment to the Second Amended and Restated Employment Agreement with Giuseppina C. Albo, the Company’s Chief Executive Officer (the “Amendment”). The Amendment amends the Second Amended and Restated Employment Agreement, dated September 12, 2023, between the Company and Ms. Albo, to extend Ms. Albo’s employment term through December 31, 2029, after which her employment term will continue to renew automatically for successive one-year periods unless terminated in accordance with the terms of the employment agreement. Except as expressly amended by the Amendment, the employment agreement remains unchanged and in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 - Financial Statements and Exhibits
(d):The following exhibits are being filed or furnished herewith, as applicable:

Exhibit No.	Description
10.1	First Amendment to Second Amended and Restated Employment Agreement, dated August 6, 2026, between Hamilton Insurance Group, Ltd. and Giuseppina C. Albo.
99.1	Press Release, dated August 6, 2026, issued by Hamilton Insurance Group, Ltd.
99.2	Supplementary Financial Information - June 30, 2026
99.3	Investor Presentation - June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2026.

HAMILTON INSURANCE GROUP, LTD.

By:	/s/ Brian Deegan
Name:	Brian Deegan
Title:	Group Chief Accounting Officer